Exhibit 10.14

CERTIFIED COPY

DOCUMENT: TWELVE THOUSAND NINE HUNDRED THIRTY-SIX

MINUTE: TWELVE THOUSAND FOUR HUNDRED EIGHTY-SEVEN

KARDEX: 299909

PAGES: ONE HUNDRED ONE THOUSAND THREE HUNDRED THIRTY-EIGHT

MORTGAGE DEED

GRANTED ON THE ONE SIDE

AS A CONSTITUENT

CAMPOSOL S.A.

AND ON THE OTHER PART:

AS A GUARANTEED CREDITOR

BANCO BBVA PERU

IN THE CITY OF LIMA, DISTRICT OF JESUS MARIA, ON THE TWELVE (12) DAY OF NOVEMBER OF THE YEAR TWO THOUSAND NINETEEN (2019), EDUARDO LAOS DE LAMA, ATTORNEY AT LAW, NOTARY IN AND FOR LIMA, IN THE CITY OF LIMA, DISTRICT OF JESUS MARIA, ON TWELVE (12) DAYS OF THE MONTH OF NOVEMBER OF THE YEAR TWO THOUSAND NINETEEN (2019), EDUARDO LAOS DE LAMA, A NOTARY ATTORNEY OF THIS CAPITAL, WITH NATIONAL IDENTITY CARD NUMBER 07700630 AND TAX IDENTIFICATION NUMBER 10077006309; I PROCEED TO EXTEND THIS PROTOCOLAR PUBLIC DOCUMENT WHICH GRANTS ON THE ONE SIDE

AS CONSTITUENT:

ANDRES DANIEL COLICHON SAS, WHO DECLARES TO BE: OF PERUVIAN NATIONALITY; MARRIED, MANAGER, IDENTIFIED WITH NATIONAL IDENTITY CARD NUMBER 07866431, WITH ADDRESS AT AVENIDA EL DERBY 250, FLOOR 4, URBANIZATION EL DERBY OE MONTERRICO, DISTRICT OF SANTIAGO DE SURCO, PROVINCE AND DEPARTMENT OF LIMA, WHO I HAVE IDENTIFIED UNDER VERIFICATION BY BIOMETRIC COMPARISON OF THE FINGERPRINT OF WHAT I ATTEST; IT PROCEEDS ON BEHALF AND REPRESENTATION OF CAMPOSOL S.A., TAX IDENTIFICATION NUMBER 20340584237, WITH ADDRESS IN AVENIDA EL DERBY 250, FLOOR 4, URBANIZATION EL DERBY, MONTERRICO, DISTRICT OF SANTIAGO DE SURCO, PROVINCE AND DEPARTMENT OF LIMA, DULY AUTHORIZED ACCORDING TO POWERS GRANTED THROUGH GENERAL SHAREHOLDERS MEETING DATED SEPTEMBER 30, 2019, WHICH IS INSERTED IN THIS DOCUMENT.

MILAGRITOS TATIANA OLIVERO GROPPO, WHO DECLARES TO BE OF PERUVIAN NATIONALITY; SINGLE, ECONOMIST; IDENTIFIED WITH NATIONAL IDENTITY CARD NUMBER 09533596 WITH ADDRESS AT AVENIDA EL DERBY 250 FLOOR 4 URBANIZATION EL DERBY DE MONTERRICO, DISTRICT OF SANTIAGO DE SURCO, PROVINCE AND DEPARTMENT OF LIMA, WHO I HAVE IDENTIFIED UNDER VERIFICATION BY BIOMETRIC COMPARISON OF THE FINGERPRINT OF WHAT I ATTEST; IT PROCEEDS ON BEHALF AND REPRESENTATION OF CAMPOSOL S.A., TAX IDENTIFICATION NUMBER 20340584237, WITH ADDRESS IN AVENIDA EL DERBY 250, FLOOR 4, URBANIZATION EL DERBY, MONTERRICO, DISTRICT OF SANTIAGO DE SURCO, PROVINCE AND DEPARTMENT OF LIMA, DULY AUTHORIZED ACCORDING TO POWERS GRANTED THROUGH GENERAL SHAREHOLDERS MEETING DATED SEPTEMBER 30, 2019, WHICH IS INSERTED IN THIS DOCUMENT.

AND ON THE OTHER PART:

AS A GUARANTEED CREDITOR

FRANK ERICK BABARCZY RODRIGUEZ, WHO DECLARES TO BE OF PERUVIAN NATIONALITY, MARRIED, OFFICIAL, IDENTIFIED WITH NATIONAL IDENTITY CARD NUMBER 09339170 WITH ADDRESS AT AVENIDA REPÚBLICA DE PANAMÁ 3055 DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARMENT OF LIMA, WHO I HAVE IDENTIFIED UNDER VERIFICATION BY BIOMETRIC COMPARISON OF THE FINGERPRINT OF WHAT I ATTEST; IT PROCEEDS ON BEHALF AND REPRESENTATION OF BBVA BANCO CONTINENTAL WITH TAX IDENTIFICATION NUMBER 20100130204; WITH ADDRESS AT AVENIDA REPÚBLICA DE PANAMÁ 3055, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, DULY AUTHORIZED ACCORDING TO THE POWER OF ATTORNEY REGISTERED IN THE ELECTRONIC RECORD NUMBER 11014915 OF THE REGISTRY OF LEGAL PERSONS OF LIMA

JAVIER ALBERTO BALBÍN BUCKLEY, WHO DECLARES TO BE OF PERUVIAN NATIONALITY, DIVORCED, OFFICIAL, IDENTIFIED WITH NATIONAL IDENTITY CARD NUMBER 07879913, WITH ADDRESS AT AVENIDA REPÚBLICA DE PANAMÁ 3055 DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARMENT OF LIMA, WHO I HAVE IDENTIFIED UNDER VERIFICATION BY BIOMETRIC COMPARISON OF THE FINGERPRINT OF WHAT I ATTEST; IT PROCEEDS ON BEHALF AND

REPRESENTATION OF BBVA BANCO CONTINENTAL WITH TAX IDENTIFICATION NUMBER 20100130204; WITH ADDRESS AT AVENIDA REPÚBLICA DE PANAMÁ 3055, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, DULY AUTHORIZED ACCORDING TO THE POWER OF ATTORNEY REGISTERED IN THE ELECTRONIC RECORD NUMBER 11014915 OF THE REGISTRY OF LEGAL PERSONS OF LIMA

THE GRANTORS ARE INTELLIGENT IN THE SPANISH LANGUAGE, WHO ARE OBLIGATED WITH SUFFICIENT CAPACITY, FREEDOM AND KNOWLEDGE IN ACCORDANCE WITH THE EXAMINATION THAT I HAVE TAKEN TO THEM OF WHAT I ATTEST AND GRANT ME A MINUTE DULY AUTHORIZED BY COUNSEL UNDER THE CORRESPONDING ORDER NUMBER AND WHOSE LITERAL TENOR IS AS FOLLOWS:

MINUTE

MR. NOTARY

PLEASE EXTEND IN YOUR REGISTRY OF PUBLIC DEEDS OF A MORTGAGE DEED (THE MORTGAGE AGREEMENT OR THE AGREEMENT) WHICH GRANT

AS A CONSTITUENT

•

CAMPOSOL S.A. WITH TAX IDENTIFICATION NUMBER 20340584237, LOCATED AT AV. DERBY 250, FLOOR 4, URBANIZATION OF THE DERBY DE MONTERRICO, DISTRICT OF SANTIAGO DE SURCO, PROVINCE AND DEPARTMENT OF LIMA DULY REPRESENTED BY THE ANDRÉS DANIEL COLCHON SAS, IDENTIFIED WITH NATIONAL IDENTITY CARD N° 07866431 AND MILAGRITOS TATIANA OLIVERO GROPPO, IDENTIFIED WITH NATIONAL IDENTITY CARD N° 09533596, ACCORDING TO POWERS GRANTED THROUGH THE GENERAL SHAREHOLDERS MEETING HELD ON SEPTEMBER 30, 2019 (HEREIN INDISTINCTLY THE “BORROWER” OR “CAMPOSOL” AND

AS A GUARANTEED CREDITOR

•

BANCO BBVA PERÚ WITH TAX IDENTIFICATION NUMBER 20100130204, LOCATED AT AV. REPUBLIC OF PANAMA N ° 3055, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, DULY REPRESENTED BY FRANK ERICK BABARCZY, IDENTIFIED WITH NATIONAL IDENTITY CARD N° 09339170 AND JAVIER ALBERTO ALBIN BUCKLEY, , IDENTIFIED WITH NATIONAL IDENTITY CARD N° 07879913, ACCORDING TO POWERS REGISTERED IN THE ELECTRONIC RECORD N° 11014915 OF THE REGISTRY OF LEGAL PERSONS OF THE REGISTRY OFFICE OF LIMA (HEREIN AND INDISTINCTLY THE “BANK”, THE “LENDER” OR THE “GUARANTEED CREDITOR”)

TO WHOM COLLECTIVELY SHALL BE CALLED AS THE “PARTIES”

THIS MORTGAGE AGREEMENT IS GOVERNED BY THE FOLLOWING TERMS AND CONDITIONS

FIRST: DEFINITIONS

THE TERMS WHOSE INITIAL LETTER IS CAPITAL LETTER USED IN THIS MORTGAGE AGREEMENT SHALL HAVE THE MEANINGS STATED BELOW:

1.1 GUARANTEED CREDITOR IS BANCO BBVA PERÚ

1.2 APPENDIX: IS THE DOCUMENT OR DOCUMENTS PREPARED PURSUANT TO THE PROVISIONS OF THIS AGREEMENT AND WHICH ARE AN INTEGRAL PART OF IT

1.3 GOVERNMENT AUTHORITY: IT IS ANY COMPETENT AUTHORITY OF THE PERUVIAN STATE INCLUDING ANY ENTITY THAT EXERCISES EXECUTIVE, LEGISLATIVE, REGULATORY OR ADMINISTRATIVE FUNCTIONS OF OR THAT CORRESPONDS TO THE PERUVIAN GOVERNMENT AT A CENTRAL OR REGIONAL OR MUNICIPAL, REGULATORY, OR MUNICIPAL, OR REGULATORY PERSONNEL, OVER THE PERUVIAN GOVERNMENT.

1.4 ASSETS: ARE THE SET OF REAL ESTATE OWNED BY THE CONSTITUENT AND WHICH MAKE UP A PRODUCTION UNIT WITH THE PROPERTY AND WHICH ARE OR WILL BE, ACCORDINGLY, USED BY THE CONSTITUENT FOR THE ECONOMIC EXPLOITATION OF SAID PROPERTY, AND WHICH ARE IDENTIFIED IN APPENDIX 1, AS SAID APPENDIX IS UPDATED, AMENDED OR COMPLEMENTED IN THE FUTURE, IN ORDER TO INCLUDE ANY OTHER REAL ESTATE OWNED BY THE CONSTITUENT THAT IS RELEVANT FOR THE ECONOMIC EXPLOITATION OF THE RESPECTIVE UNIT OF PRODUCTION

1.5 CIVIL CODE: IS THE CIVIL CODE OF PERU OF THE REPUBLIC OF PERU, ITS AMENDED AND SUBSTITUTED RULES

1.6 CIVIL PROCEDURE CODE: IT IS THE CIVIL PROCEDURE CODE OF THE REPUBLIC OF PERU ITS AMENDED AND SUBSTITUTED RULES WHOSE SINGLE ORDERED TEXT WAS APPROVED BY MINISTERIAL RESOLUTION No. 010-93-JUS

1.7 CONSTITUENT: IS CAMPOSOL, WHO ACTS IN THIS AGREEMENT AS THE CONSTITUENT OF MORTGAGE

1.8 LOAN AGREEMENT: IT IS THE LOAN AGREEMENT SIGNED BY THE BANK AND CAMPOSOL ON THE SAME DATE OF SUBSCRIPTION OF THIS AGREEMENT

THROUGH WHICH THE BANK SHALL PROVIDE A LONG-TERM FINANCING IN FAVOR OF CAMPOSOL UP TO THE AMOUNT OF US$ 20,000,000 (TWENTY MILLION AND 00/100 UNITED STATES OF AMERICA DOLLARS (“DOLLARS”)), INCLUDING ANY AMENDMENT, EXTENSION AND/OR ATTACHMENT TO THE SAME, IT SHOULD BE INDICATED THAT THE LOAN SHALL BE PAYABLE UP TO TWO DISBURSEMENTS, ONE OF US$ 11´000,000 (ELEVEN MILLION AND 00/100 DOLLARS) (THE “FIRST DISBURSEMENT”) AND ANOTHER OF US$ 9’000,000 (NINE MILLION AND 00/100 DOLLARS) (THE “SECOND DISBURSEMENT”) SUBJECT TO THE PRECEDING CONDITIONS CONTAINED IN THE LOAN AGREEMENT.

1.9 BUSINESS DAY: MEANS ANY DAY OTHER THAN SATURDAY, SUNDAY, NON-WORKING DAY, HOLIDAY RECOGNIZED IN THE JURISDICTION OF PERU OR ANY DAY ON WHICH LIMA BANKING INSTITUTIONS ARE AUTHORIZED TO REMAIN CLOSED.

1.10 LOAN DOCUMENT: SHALL HAVE THE MEANING THAT IS ASSIGNED TO SAID TERM IN THE LOAN AGREEMENT

1.11 EXECUTION EVENTS: ARE THE EVENTS INDICATED IN THE ELEVENTH CLAUSE OF THIS AGREEMENT.

1.12 DISBURSEMENT DATE: SHALL HAVE THE MEANING THAT IS ASSIGNED TO SAID TERM OF THE LOAN AGREEMENT

1.13 MORTGAGE: IS THE FIRST AND PREFERENTIAL MORTGAGE THAT, THROUGH THIS AGREEMENT, CAMPOSOL CONSTITUTES IN FAVOR OF THE BANK ON THE PRODUCTION UNIT TO GUARANTEE THE FAITHFUL COMPLIANCE AND TOTAL TIMELY PAYMENT OF THE GUARANTEED OBLIGATIONS

1.14 PROPERTY: IS THE PROPERTY OWNED BY CAMPOSOL, THE SAME PROPERTY THAT IS DETAILED IN APPENDIX 1 THAT INCLUDES THE ENTIRE AGREEMENT

1.15 APPLICABLE LAWS: ARE ALL THE LAWS, LEGAL STANDARDS, REGULATIONS, DECREES OR DECISIONS OF ANY GOVERNMENT AUTHORITY, IN FORCE IN THE REPUBLIC OF PERU AND THEIR AMENDMENTS AND SUBTITUTIONS IN THE FUTURE, WHENEVER THESE AMENDMENTS AND MODIFICATIONS DO NOT MODIFY OR ALTER THE TERMS OF THIS AGREEMENT

1.16 GUARANTEED AMOUNT: IS THE AMOUNT GUARANTEED BY MORTGAGE UP TO THE SUM OF US$ 12’093,746.90 (TWELVE MILLION NINETY-THREE THOUSAND SEVEN HUNDRED FORTY-SIX AND 90/100 DOLLARS) PLUS INTEREST, WHICH SHOULD BE USED TO CALCULATE THE RECORDING LAWS THE GUARANTEED MONEY IS NOT A LIMIT OF THE AMOUNT OF THE OBLIGATIONS WHICH SHOULD BE CALCULATED ACCORDING TO THE LOAN DOCUMENTS

1.17 GUARANTEED OBLIGATIONS: ARE ALL THE OBLIGATIONS ASSUMED BY THE BORROWER UNDER THE FIRST DISBURSEMENT ACCORDING TO THE LOAN DOCUMENTS, INCLUDING BUT NOT BEING LIMITED, THE FOLLOWING (I) MAIN CREDIT, CAPITAL, COMPENSATORY INTERESTS, MORATORY INTERESTS, COMMISSIONS, FEES, PENALTIES, TAXES, COSTS AND LIABILITY EXPENSES ASSUMED BY THE BORROWER AND (II) ALL THE TAXES, EXPENSES, COSTS RELATED TO THEIR ASSURANCE AND SECURITY ACCOUNTS TO COLLECTION, EXECUTION, MAINTENANCE AND DEFENSE, ACCORDING TO THIS MORTGAGE

1.18 INSURANCE POLICY MEANS THE INSURANCE POLICIES ON THE PROPERTY AND OTHER ASSETS THAT MAKE UP THE PRODUCTION UNIT THAT THE BORROWER HAS DECLARED TO HAVE CONTRACTED AGAINST ALL RISKS, INCLUDING BUT NOT BEING LIMITED, COVERAGE OF POLITICAL AND DANGEROUS RISKS IN FAVOR OF THE BANK UNDER THE LOAN AGREEMENT

1.19 THE PRODUCTION AGREEMENT: MEANS THE PRODUCTION UNIT CONSTITUTED BY THE PROPERTY AND THE ASSETS DETAILED IN APPENDIX 1 OF THIS AGREEMENT, THOSE WHICH ARE INDEPENDENT FROM EACH OTHER AND WHICH TOGETHER FORM AN INDIVISIBLE UNIT OF ECONOMIC EXPLOITATION

1.20 APPRAISAL VALUE: SHALL BE THE VALUE OF THE REALIZATION OF THE PRODUCTION UNIT FOR THE PURPOSES OF ITS EXECUTION DETERMINED IN ACCORDANCE WITH THE APPRAISAL DESCRIBED IN THE TWELFTH CLAUSE

SECOND: BACKGROUND

2.1 ON NOVEMBER 12, 2019, CAMPOSOL AND THE GUARANTEED CREDITOR SIGNED THE LOAN AGREEMENT THROUGH WHICH THE BANK HAS AGREED TO GRANT CAMPOSOL ONLY A CREDIT OF UP TO US$20’000,000.00 (TWENTY MILLION AND OO/100 DOLLARS) ANT ONCE THE LATTER IS OBLIGED TO REPAIR SUCH DEBT AND TO FULFILL CERTAIN OBLIGATIONS IN FAVOR AND FOR THE BENEFIT OF THE BANK

2.2 IN VIRTUE OF THE ABOVEMENTIONED INFORMATION, THE PARTIES SIGN THIS AGREEMENT IN ORDER THAT THE MORTGAGE ON THE PRODUCTION UNIT SUPPORT THE COMPLIANCE OF THE GUARANTEED OBLIGATIONS, ONCE THE FIRST DISBURSEMENT IS MADE IN ACCORDANCE WITH THE CONDITIONS AGREED IN THE LOAN AGREEMENT.

THE CONSTITUENT IS THE OWNER OF THE PRODUCTION UNIT DETAILED IN APPENDIX 1, THE SAME THAT IS PART OF THIS AGREEMENT.

THIRD: MORTAGAGE CONSTITUTION

3.1. IN ACCORDANCE WITH THIS AGREEMENT AND ARTICLE 1097° AND ET SEQ. OF THE CIVIL CODE, CAMPOSOL CONSTITUTES THE MORTGAGE ON THE PRODUCTION UNIT IN FAVOR OF THE GUARANTEED CREDITOR FOR THE PURPOSES OF ENSURING FAITHFUL COMPLIANCE AND TIMELY AND TOTAL PAYMENT OF EACH AND EVERY ONE OF THE GUARANTEED OBLIGATIONS.

THE PARTIES AGREE THAT IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE 1103° OF THE CIVIL CODE, THE PROPERTY AND THEIR ASSETS MENTIONED IN APPENDIX 1 SHALL BE CONSIDERED AS A SINGLE PRODUCTION UNIT FOR MORTGAGE PURPOSES

3.2 THROUGH THE SUBSCRIPTION OF THIS AGREEMENT, THE CONSTITUENT WAIVE TO THE REDUCTION RIGHT OF THE MORTGAGE AMOUNT PROVIDED FOR IN ARTICLES 1115° AND 1116° OF THE CIVIL CODE

FOURTH: EXTENSION OF THE MORTGAGE

MORTGAGE INCLUDES THE PROPERTY AND THE ASSETS THAT MAKE UP THE PRODUCTION UNIT IN THE WIDEST WAY THAT THE APPLICABLE LEGISLATION ALLOWS AND COMPRISES THE LAND AND CONSTRUCTIONS, BUILDINGS, PLANTATIONS OR PLANTATIONS (SUBJECT TO THE STATEMENT IN THE FOLLOWING PARAGRAPH), AND IRRIGATION INSTALATIONS THAT EXIST AND/OR COULD EXIST ON THE SAME OR PROPERTIES THAT COULD BE BUILT IN THE FUTURE ON OR BELOW THE PROPERTY AS WELL AS THE FLOOR, UNDERFLOOR AND OVERFLOOR, IN ADDITION TO ALL THE COMPONENT PARTS, ACCESSORIES, FACILITIES, AIRS, EASTS, INS AND OUTS AND IN GENERAL EVERYTHING IN FACT BY LAW CORRESPONDS TO IT, WITHOUT ANY RESERVATION OR LIMITATION AND TO THE WIDEST EXTENT REFERRED TO IN ARTICLE 1101° OF THE CIVIL CODE.

THE BANK EXPRESSLY ACKNOWLEDGES THAT THE PLANTATIONS AND/OR CROPS DESCRIBED IN APPENDIX III OF THIS AGREEMENT SHALL NOT BE SUBJECT TO THE MORTGAGE AND THEREFORE SUCH PLANTATIONS AND CROPS MAY NOT BE EXECUTED UNDER THIS MORTGAGE.

ALSO, THE PARTIES AGREE THAT ANY IMPROVEMENT, IF IT IS NECESSARY, USEFUL OR OF RECREATIONAL, WHICH IS DONE IN ANY ASSET OR PROPERTY THAT ARE PART OF THE PRODUCTION UNIT, SHALL BE INTEGRATED TO THE MORTGAGE WITHOUT THE NEED OF THE SUBSCRIPTION OF A PUBLIC DEED OR ADDITIONAL DOCUMENT.

IN THE SAME FORM, THE MORTGAGE IS EXTENDED TO THE INSURANCE COMPENSATIONS AND FOR EXPROPRIATION, ACCORDING TO THE CASE, THAT MAY BE RECEIVED IN RELATION TO THE PROPERTY AND ASSETS THAT MAKE UP THE PRODUCTION UNIT WITHOUT ANY RESERVATION OR LIMITATION. WITHOUT LIMITING THE FOREGOING, IN THE EVENT ANY CLAIMS OCCUR ON THE ASSETS FOR INSURED AMOUNTS OF UP TO US$2’000,000 (TWO MILLION AND 00/100 DOLLARS), THE COMPENSATIONS FOR SUCH INSURANCES SHALL BE USED BY CAMPOSOL TO REPAIR AND/OR REPLACE THE CORRESPONDING ASSETS FOR THE PURPOSES OF GUARANTEE THE CONTINUITY OF THE PRODUCTION UNIT.

FIFTH: INDIVISIBILITY OF THE MORTGAGE

THE MORTGAGE IS INDIVISIBLE AND ENTIRELY SUBSISTS ON THE PRODUCTION UNIT IN ACCORDANCE WITH THE FOURTH CLAUSE OF THIS AGREEMENT TO ENSURE THE FAITHFUL COMPLIANCE AND TOTAL PAYMENT OF ALL AND EACH ONE OF THE GUARANTEED OBLIGATIONS. THE COMPONENT PARTS, ACCESSORIES, IMPROVEMENTS AND RIGHTS THAT MAKE UP THE MORTGAGE ACCORDING TO THE FOURTH CLAUSE MAY NOT BE SEPARATED OR REITERATED FROM THE PRODUCTION UNIT.

SIXTH: STATEMENTS AND GUARANTEES OF THE CONSTITUENT

THE CONSTITUENT DECLARES AND ENSURE THE GUARANTEED CREDITOR THAT

6.1 IT IS LIMITED COMPANY DULY CONSTITUTED AND VALIDLY EXISTING UNDER THE LAWS OF THE REPUBLIC OF PERU

6.2 THEIR REPRESENTATIVES THAT SIGN THIS MORTGAGE AGREEMENT HAVE SUFFICIENT POWERS TO CONSTITUTE THE MORTGAGE VALIDLY

6.3 ALL THE NECESSARY AGREEMENTS HAVE BEEN TAKEN TO ENTER INTO THIS AGREEMENT AND VALIDLY CONSTITUTE MORTGAGE

6.4 CAMPOSOL IS THE HOLDER OF THE PROPERTY AND ASSETS THAT MAKE UP THE PRODUCTION UNIT THAT IS PART OF MORTGAGE AND POSSESS WITHOUT LIMITATION OF ALL FACULTIES INHERENT TO THE OWNERSHIP AND POSSESSION OF THE SAME

6.5 IT HAS NOT SUBSCRIBED ANY AGREEMENT OF SALE, ASSIGNMENT OR ANY OTHER AGREEMENT OR DOCUMENT BY WHICH THE PROPERTY AND THE PRODUCTION ASSETS THAT MAKE UP THE PROPERTY ARE GIVEN OR

TRANSFERRED, INDIRECTLY, PARTIALLY OR TOTALLY OR IT HAS NOT CONTRACTLY COMMITTED TO THE SALE, ASSIGNMENT, LIEN OR TRANSFER OF THE SAME.

6.6 THERE IS NO CONTRACTUAL OR LEGAL IMPEDIMENT TO FORMALIZE AND REGISTER THE MORTGAGE THAT CONSTITUTES BY THIS AGREEMENT IN FAVOR OF THE GUARANTEED CREDITOR.

6.7 THERE ARE NOT PROCEEDINGS PENDING BEFORE ANY PERUVIAN OR FOREIGN ADMINISTRATIVE, JUDICIAL AUTHORITY, COURT OF JUSTICE OR ARBITRAL TRIBUNAL WHICH HAVE BEEN NOTIFIED TO CAMPOSOL AND THAT COULD RESULT IN A SUSPENSION OR PRECLUDE TEMPORARILY OR IN A DEFINITIVE FORM THE SIGNING OF THIS AGREEMENT OR THE SUBSEQUENT MORTGAGE FORECLOSURE.

6.8 ALL THE BUILDINGS THAT MAKE UP THE PROPERTY OF THE CONSTITUENT LOCATED IN RURAL LOCATION, NEW REAL ESTATE, SAN VICENTE DE HUANGALÁ – REAL ESTATE UNIT WITH PLAT RECORD N° 27771, AREA HA 560 8291, DISTRICT AND PROVINCE OF SULLANA AND DEPARTMENT OF PIURA ARE INCLUDED IN THE ENTRIES OF THE REGISTRATION ENTRY N° 040132678 OF THE REGISTRY OF PROPERTIES OF THE REGISTRY OFFICE OF SULLANA, REGISTRATION AREA 1 - PIURA HEADQUARTERS.

6.9 THE LICENSE FOR THE USE OF WATER IS SUBSCRIBED IN APPENDIX 1 MEANWHILE IT HAS A DIRECT RELATIONSHIP WITH THE OPERATION OF THE PRODUCTION UNIT.

SEVENTH: OBLIGATIONS OF THE CONSTITUENT

DURING THE WHOLE TIME THE MORTGAGE AGREEMENT REMAINS IN FORCE, THE CONSTITUENT IS OBLIGED TO THE GUARANTEED CREDITOR TO:

7.1. SIGN ALL THE DOCUMENTS REASONABLY REQUIRED BY THE BANK TO PERFECT THE MORTGAGE THAT IS CONSTITUTED BY THIS AGREEMENT

7.2 DO NOT CONSTITUTE GUARANTEES, ENCUMBRANCE OR CHARGES OF ANY NATURE, OR ENTER INTO AGREEMENTS, ARRANGEMENTS OR ACTS THAT NEGATIVELY AFFECT THE VALUE OF THE MORTGAGE OR THE GUARANTEED CREDITOR RIGHTS RELATED TO THE MORTGAGE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE GUARANTEED CREDITOR.

7.3 NOT TO CELEBRATE ACTS OF DISPOSAL ON ALL OR PART OF THE PRODUCTION UNIT (EXCEPT FOR THE REFERRED USE AND ENJOYMENT OF EIGHTH CLAUSE) WITHOUT THE PRIOR WRITTEN CONSENT OF THE GUARANTEED CREDITOR

7.4 NOTIFY THE GUARANTEED CREDITOR ABOUT ANY EVENT OR CIRCUMSTANCE THAT BY A REASONABLE WAY COULD AFFECT NEGATIVELY AFFECT THE VALUE OF THE MORTGAGE OR THE RIGHTS OF THE GUARANTEED CREDITOR IN RELATION TO THE MORTGAGE, WITHIN FIVE (5) BUSINESS DAYS OF KNOWLEDGE OF SUCH EVENT OR CIRCUMSTANCES (INCLUDING BUT NOT BEING LIMITED TO PROCEDURES LINKED TO SANCTIONS, EXPROPRIATION OR IMPOSITION OF CHARGES OR LIENS)

7.5 KEEP THE INSURANCE POLICIES IN FORCE AT ALL TIME WITH A REASONABLE COVERAGE OF SATISFACTION TO THE GUARANTEED CREDITOR, WHICH SHALL BE DUE ENDORSED IN FAVOR OF THE CREDITOR ACCORDING TO THE LOAN AGREEMENT.

7.6 ASSUME ALL EXPENSES RELATED TO THE MAINTENANCE OF THE PROPERTY AND THE ASSETS THAT MAKE UP THE PRODUCTION UNIT.

7.7 PAY TIMELY ALL TAXES, CONTRIBUTIONS, FEES AND ANY OTHER TAX OR OBLIGATION IN RELATION TO THE MORTGAGE AND THE PRODUCTION UNIT

7.8 ALLOW THE ENTRANCE AND PROVIDE TO THE PERSONNEL DESIGNATED BY THE GUARANTEED CREDITOR ALL THE SUPPORT REASONABLY REQUIRED FOR SUCH PEOPLE TO INSPECT THE CONDITION OF THE PROPERTY AND THE ASSETS THAT MAKE UP THE PRODUCTION UNIT IN THE OPPORTUNITIES THAT THE GUARANTEED CREDITOR DETERMINES, WITH A MAXIMUM OF TWO (2) TIMES IN A YEAR, WHENEVER CAMPOSOL IS IN A EXECUTION EVENT AND PROVIDED THAT THE GUARANTEED CREDITOR COMMUNICATES TO THE CONSTITUENT THE PERFORMANCE OF THE INSPECTION WITH NO LESS THAN FIFTEEN (15) DAYS IN ADVANCE AND SUCH INSPECTIONS DO NOT AFFECT THE NORMAL DEVELOPMENT OF THE CONSTITUENT’S ACTIVITIES. THE COSTS ASSOCIATED WITH SUCH INSPECTIONS SHALL BE CHARGED BY THE CONSTITUENT.

7.9 OBTAIN: (I) THE REGISTRATION OF BLOCKAGE OF THE MORTGAGE WITHIN A PERIOD OF SEVEN (7) BUSINESS DAYS FROM THE SIGNING DATE OF THIS AGREEMENT AND, (II) THE REGISTRATION OF THE MORTGAGE, IN BOTH CASES, IN THE REGISTRY OF THE REAL PROPERTY OF SULLANA – REGISTRATION AREA 1 - PIURA HEADQUARTERS IN THE SIXTY (60) DAYS FOLLOWING THE DATE OF

DISBURSEMENT, WHEREAS SUCH PERIOD MAY BE AUTOMATICALLY EXTENDED UP TO THIRTY (30) CALENDAR DAYS FOR THE PURPOSES OF RECTIFYING EVENTUAL OBSERVATIONS THAT PUBLIC RECORDS MAY ISSUE.

7.10 NOT ASSIGN ITS CONTRACTUAL POSITION WITHIN THIS AGREEMENT WITHOUT PRIOR WRITTEN AUTHORIZATION OF THE GUARANTEED CREDITOR.

7.11 DRAW THE PRODUCTION UNIT AND OBTAIN ITS APPRAISAL VALUE AT LEAST ONCE A YEAR. SUCH APPRAISAL SHALL CARRIED OUT BY AN (1) EXPERT APPRAISER (CERTIFIED ENGINEER) CHOSEN BY CAMPOSOL WITHIN THOSE MENTIONED IN APPENDIX II OF THIS AGREEMENT

7.12 PROVIDE THE REASONABLE COOPERATION AND SUPPORT REQUIRED BY THE GUARANTEED CREDITOR FOR THE COMPLIANCE AND THE EXECUTION OF THIS AGREEMENT.

7.13 COMPLY WITH THE DUTY TO SUBSTITUTE THE GUARANTEE AS ESTABLISHED IN THE NINTH CLAUSE OF THIS AGREEMENT

7.14 KEEP ALL THE AUTHORIZATIONS, LICENSES AND PERMITS NEEDED FOR THE DEVELOPMENT OF THE FINANCIAL PURPOSE OF THE PRODUCTION UNIT, INCLUDING THE INFORMATION MENTIONED IN ITEM 6.9 OF THE SIXTH CLAUSE, EXCEPT FOR THOSE AUTHORIZATIONS, LICENSES AND PERMISSIONS WHOSE LACK OF VALIDITY (INDIVIDUALLY OR JOINTLY) ARE NOT SUSCEPTIBLE OF HAVING A SUBSTANTIAL NEGATIVE IMPACT ON THE PRODUCTION UNITS.

7.15 COMPLY WITH ALL THE OBLIGATIONS MENTIONED IN THIS AGREEMENT.

EIGHTH: RIGHTS OF THE CONSTITUENT ON THE GUARANTEE

UNTIL AN EXECUTION EVENT IS NOT TAKEN PLACE, THE CONSTITUENT SHALL KEEP THE POSESSION, USE AND ENJOY OF THE PROPERTY AND ASSETS THAT MAKE UP THE PRODUCTION UNIT AND SHALL BE EMPOWERED TO EXERCISE ALL THE RIGHTS RELATED TO THESE ASSETS RECOGNIZED BY APPLICABLE LAWS, BEING ABLE TO USE AND EXPLOIT IT WITHIN THE ORDINARY COURSE OF ITS BUSINESS, EMPLOYING THE ORDINARY DILIGENCE REQUIRED BY CIRCUMSTANCES OF TIME, PLACE AND MANNER, WITHOUT INCLUDING A WAIVER OF THE LIMITATIONS IMPOSED ON THE CONSTITUENT IN ACCORDANCE WITH THE LOAN DOCUMENTS.

LIKEWISE, THE CONSTITUENT SHALL CARRY OUT THE MAINTENANCE, REPAIR AND EXTENSION WORKS, INCLUIDNG THE IMPROVEMENTS REQUIRED BY THE PRODUCTION UNIT WITH THE PURPOSE OF CONTINUING ITS USE AND ECONOMIC EXPLOITATION.

NINTH: REPLACEMENT OF THE GUARANTEE

IF (I) THE CONSTITUENT LOSS THE PROPERTY OR POSSESION OF THE PROPERTY AND/OR ASSETS OF THE PRODUCTION UNIT BY A COURT ORDER AND/OR, (II) ALL OR A SUBSTANTIAL PART OF THE ASSETS AND/OR THE PROPERTY THAT MAKE UP THE PRODUCTION UNIT SUFFER A TOTAL OR SUBSTANTIAL LOSS OF THEIR VALUE, BY UNFORESEEABLE CIRCUMSTANCES OR FORCE MAJEURE, FOR CAUSE IMPUTABLE TO THE CONSTITUENT OR DEFECT, THE CONSTITUENT SHALL BE OBLIGATED TO SUBSTITUTE SUCH ASSETS AND/OR PROPERTY THAT MAKE UP THE PRODUCTION UNIT FOR OTHERS OF EQUIVALENT VALUE (ACCORDING TO THE LAST APPRAISAL VALUE) TO BANK’S SATISFACTION WITHIN THIRTY (30) BUSINESS DAYS OF ACCEPTING THE WRITTEN REQUEST OF THE GUARANTEED CREDITOR.

TENTH: USE OF LEGAL RIGHTS

THE GUARANTEED CREDITOR SHALL BE ABLE TO REQUIRE THE FULFILLMENT OF THE GUARANTEED OBLIGATIONS BY THE PERSONAL RIGHT OR FORECLOSE THE MORTGAGE THROUGH THE REAL ACTION. THE EXERCISE OF ANY RIGHT SHALL NOT EXCLUDE THE EXERCISE OF THE FIRST RIGHTS OF THIS AGREEMENT.

ELEVENTH: EXECUTION EVENTS

THE EXECUTION EVENTS FOR THE PURPOSES OF THIS AGREEMENT AND THE LOAN DOCUMENTS ARE:

11.1 ANY OF THE EVENTS DEFINED AS EVENTS OF BREACH OF THE LOAN AGREEMENT.

11.2 THE BREACH OF ANY OF THE OBLIGATIONS ASSUMED BY THE CONSTITUENT UNDER THIS AGREEMENT, WITHOUT IT BEING AMENDED WITHIN A MAXIMUM PERIOD OF TWENTY (20) BUSINESS DAYS COUNTED, ACCORDING TO THE CASE, FROM THE ACCEPTANCE OF THE NOTICE OF THE GUARANTEED CREDITOR IN WHICH IT IS MENTIONED THE EXISTENCE OF THIS BREACH.

TWELFTH: VALUATION OF THE MORTGAGE

12.1 DURING THE EFFECT OF THIS AGREEMENT, THE PRODUCTION UNIT SHOULD BE APPRAISED AND ITS APPRAISAL VALUE OBTAINED AT LEAST ONCE A YEAR ACCORDING TO ITEM 7.11. THIS APPRAISAL VALUE SHALL BE EXECUTED BY AN EXPERT APPRAISER (CERTIFIED ENGINEER) CHOSEN BY CAMPOSOL WITHING

THOSE MENTIONED IN APPENDIX II OF THIS AGREEMENT. FOR THE MORTGAGE FORECLOSURE, THE RECENT APPRAISAL VALUE SHALL BE USED, IT MAY NOT BE OLDER THAN ONE YEAR THAN THE EXECUTION AMOUNT.

12.2 THE EXPENSES AND COSTS NECESSARY TO CARRY OUT THE RESPECTIVE APPRAISAL SHALL BE IN CHARGE OF THE BORROWER.

THIRTEENTH: EXECUTION OF THE MORTGAGE

THE OCCURRENCE OF ANY OF THE EXECUTION EVENTS, THE GUARANTEED CREDITOR SHALL COMMUNICATE SUCH FACT IN WRITING TO THE CONSTITUENT AND MAY AT A SOLE DISCRETION: 13.1 EXECUTE JUDICIALLY THE MORTGAGE THROUGH A PROCESS OF EXECUTION OF GUARANTEES PROCESSED BEFORE A COURT OF COMPETENT JURISDICTION, SUBJECT TO THE RELEVANT PROVISIONS OF THE CIVIL PROCEDURE CODE.

13.2 EXERCISE ALL THE RIGHTS THAT THE LOAN DOCUMENTS OR APPLICABLE LAWS GRANT AND ALLOW THE GUARANTEED CREDITOR TO EXERCISE WITH REGARD TO THE MORTGAGE.

13.3 REQUEST AN APPRAISAL OF THE PRODUCTION UNIT MADE IN ACCORDANCE WITH TENTH CLAUSE OF THIS AGREEMENT. IN CASE THAT (I) THE LAST APPRAISAL IS MORE THAN ONE YEAR OLD TO THE EXECUTION DATE; AND/OR (II) ANY OF THE PARTIES DETERMINE, ACTING REASONABLY AND IN GOOD FAITH, THAT THE APPRAISAL VALUE OF THE PRODUCTION UNIT IS OUTDATED; FOR SUCH EFFECTS, THE PARTIES SHALL HAVE A PERIOD OF FIVE (5)N BUSINESS DAYS TO REQUEST THE NEW APPRAISAL, COUNTED FROM THE WRITTEN COMMUNICATION SENT BY THE GUARANTEED CREDITOR IN WHICH THE BORROWER IS NOTIFIED THAT THE EXECUTION OF THE MORTGAGE SHALL PROCEED. IN ACCORDANCE WITH THE ABOVEMENTIONED INFORMATION, THE GUARANTEED CREDITOR ACKNOWLEDGES THAT IN THE CASE STATED IN SUBPARAGRAPH (II) OF THE FIRST PARAGRAPH OF THIS ITEM, CAMPOSOL SHALL HAVE THE RIGHT TO REQUEST A NEW APPRAISAL, THE CHOICE OF THE APPRAISERS SHALL BE MADE IN ACCORDANCE WITH THE INFORMATION MENTION IN THE TWELFTH CLAUSE OF THIS AGREEMENT.

IN THE EVENT OF ANY OF THE PARTIES TO THE PARTIES REQUEST AN APPRAISAL ACCORDING TO THE DESCRIBED IN SUBPARAGRAPH (II) OF THE FIRST PARAGRAPH OF THIS ITEM, THE HIGHEST APPRAISAL VALUE AMONG THE EXISTING APPRAISALS SHALL BE THE ONE USED FOR ALL EXECUTION PURPOSES THE MORTGAGE.

IT IS REQUIRED THAT AS LONG AS THE MORTGAGE FALLS ON A PRODUCTION UNIT WHICH IS MADE UP OF DIFFERENT ASSETS THAT TOGETHER FORM A SOURCE OF ECONOMIC EXPLOITATION, THE AUCTION SHALL BE MADE BY THE PRODUCTION UNIT AS A WHOLE, THERE IS NO POSSIBILITY THAT THE ASSETS THAT MAKE UP THE MENTIONED UNIT PRODUCTION IS AUCTIONED SEPARATELY.

HOWEVER, IF THE PERIOD OF THREE (3) MONTHS EXPIRED WITHOUT BEING ABLE TO OBTAIN THE SALE OF THE PRODUCTION UNIT AS A WHOLE, IT SHOULD BE PROCEED WITH THE SEPARATE SALE OF THE ASSETS THAT MAKE UP THE PRODUCTION UNIT, IT BEING UNDERSTOOD THAT THE FINAL VALUE OF THESE ASSETS SHALL BE THAT DETERMINED THROUGH AN APPRAISAL

13.4 THE EXPENSES, COSTS AND OTHER DISBURSEMENTS NECESSARY TO CARRY OUT THE ABOVEMENTIONED APPRAISAL SHALL BE ASSUMED BY THE CONSTITUENT.

THE GUARANTEED CREDITOR IS DULY AUTHORIZED TO SIGN ALL THE DOCUMENTS THAT COULD BE REASONABLY NECESSARY O CONVENIENT TO FORECLOSE THE MORTGAGE. THE GUARANTEED MORTGAGE SHALL BE ABLE TO ACT THROUGH THE REPRESENTATIVES WHO APPOINT FOR THESE PURPOSES.

THE CONSTITUENT WAIVES ITS RIGHT TO MAKE ANY CLAIM AGAINST THE GUARANTEED CREDITOR, SUPPORTING THE PRICE OBTAINED BY THE MORTGAGE FORECLOSURE, WITH THE EXCEPTION OF THAT CLAIMS AGAINST THE GUARANTEED CREDITOR THAT ARE BASED ON ACTS OR OMISSIONS OF THE LATTER IN WHICH ANY FRAUD OR INEXCUSABLE FAULT HAS BEEN DECLARED BY A FIRM JUDGMENT, OR IN BREACH OF THE PROCEDURES MENTIONED IN THIS AGREEMENT OR OTHER LOAN DOCUMENTS NU THE GUARANTEED CREDITOR.

FOURTEENTH: PRODUCT OF THE MORTGAGE FORECLOSURE

THE GUARANTEED CREDITOR HAS THE RIGHT TO COLLECT THE AMOUNT OUTSTANDING OF PAYMENT OF THE GUARANTEED OBLIGATIONS FROM THE MORTGAGE FORECLOSURE OR FROM THE AMOUNT OF THE COMPENSATIONS OF THE INSURANCE AND/OR CONFISCATION, ACCORDING TO THE CASE IT HAS THE RIGHT TO RECEIVE IN RELATION TO THE PROPERTY AND/OR ASSETS OF THE PRODUCTION UNIT, WITH PREFERENCE OVER THE OTHER CREDITORS OF THE BORROWER, EXCEPT THOSE CLAIMS WHICH ARE PREFERRED FOR BEING

SUPPORTED BY RULES OF GENERAL APPLICATION ON EQUITY RESTRUCTURING, BANKRUPTCY, INSOLVENCY, ESTATE SANITATION, LIQUIDATION OR SIMILAR.

THE PRODUCT OF THE MORTGAGE FORECLOSURE SHALL BE APPLIED BY THE GUARANTEED CREDITOR IN THE FOLLOWING WAY:

14.1 FIRST, TO THE PAYMENT OF THE COSTS AND EXPENSES OF THE EXERCISE OF THE RIGHTS CONFERRED UNDER THE LOAN DOCUMENTS INCLUDING BUT NOT BEING LIMITED THE COSTS AND EXPENSES OF THE ATTORNEYS-AT-LAW AND ALL THOSE PAYMENT AND ADVANCE PAYMENTS INCURRED BY THE GUARANTEED CREDITOR IN CONNECTION WITH THE EXERCISE OF THE SAID RIGHTS.

14.2 SECOND, TO THE PAYMENT OF THE GUARANTEED OBLIGATIONS, CHARGING FIRST THE INTERESTS, PENALTIES, COMPENSATIONS AND LIABILITIES ASSURANCES, COSTS AND EXPENSES AND THE AMOUNT OF THE GUARANTEED OBLIGATION.

14.3 THIRD, TO THE PAYMENT OR DELIVERY TO THE BORROWER OR TO THEIR RESPECTIVE SUCESSORS OR TRANSFEREES OR TO WHOM ANY COURT OF THE COMPETENT JURISDICTION ORDERS OF ANY BALANCE OR EXCESS THAT RESULTS AFTER THE PAYMENTS HAVE BEEN MADE MENTIONED IN ITEM 14.1 AND 14.2 OF THIS CLAUSE.

FIFTEENTH: INSURANCE

THE BORROWER DECLARES THAT BY THIS TIME IT HAS BEEN CONTRACTED INSURANCE POLICIES FOR THE COVERAGE OF ANY DAMAGE OR LOSS THAT MAY OCCUR TO THE PROPERTY AND THE ASSETS THAT MAKE UP THE PRODUCTION UNIT FOR ANY CAUSE, INCLUDING BUT NOT BEING LIMITED, THE POLITICAL OR NATURAL HAZARDS FOR AN AMOUNT OF GUARANTEED CREDITOR’S SATISFACTION. THE BORROWER IS OBLIGED TO KEEP SUCH INSURANCE POLICIES CURRENT AS LONG AS THE BORROWER HAS NOT FULFILLED WITH PAYING THE TOTALITY OF THE GUARANTEED OBLIGATIONS,

THESE POLICIES SHALL BE ENDORSED IN FAVOUR OF THE GUARANTEED CREDITOR ACCORDING TO THE LOAN AGREEMENT.

THE BORROWER DECLARES THAT THE HIRING OF THESE INSURANCE POLICIES DOES NOT EXEMPT FROM THE OBLIGATIONS OF CARE, DILIGENCE OR MAINTENANCE OF THE PROPERTY OR THE ASSETS THAT MAKE UP THE PRODUCTION UNIT AND OTHER CONTRACTED BY THIS AGREEMENT.

IN THE EVENT OF ANY CLAIM OBJECT OF INDEMNITY, THE GUARANTEED CREDITOR SHALL BE ABLE TO MANAGE THE PAYMENT OF THE COMPENSATIONS WHICH MAY OCCUR, IF THE BORROWER DOES NOT DO SO.

ALSO, IF CAMPOSOL HAD NOT COMPLIED WITH CARRYING OUT THE HIRING AND/OR RENEWAL OF THE INSURANCE POLICIES, AS CORRESPONDING, TO WHICH THIS CLAUSE REFERS, BEFORE THE FIFTEEN (15) DAYS PRIOR TO THE EXPIRATION OF THESE INSURANCE POLICIES, CAMPOSOL AUTHORIZES AND INSTRUCTS IN AN IRREVOCABLE MANNER THE GUARANTEED CREDITOR TO PROCEED TO HIRE THESE INSURANCE POLICIES AT THE CAMPOSOL’S ACCOUNT AND COST AND DEBIT DIRECTLY FROM ITS ACCOUNTS AT THE BANK OR ANY OTHER BANK, THE AMOUNT THAT CORRESPONDS TO PAY FOR POLICIES AND OTHERS, UNDER THE HIRING OF THESE INSURANCE POLICIES.

IN THE EVENT THAT, IN THE ABOVE-MENTIONED BANK ACCOUNTS, THERE ARE NOT SUFFICIENT FUNDS TO CHARGE THE AMOUNT OF THE INSURANCE POLICIES, CAMPOSOL AUTHORIZES THE GUARANTEED CREDITOR TO, AT ITS CHOICE AND THROUGH ANY OF ITS RELATED COMPANIES OVERDRAW ANY OF ITS CURRENT ACCOUNTS OR CHARGE AT ANY TIME AND IN ANY OTHER ACCOUNTS THAT CAMPOSOL KEEPS IN THE BANK, IN THE COMPANIES RELATED TO THE BANK AND/OR IN ANY OTHER BANK SAID AMOUNT.

SIXTEENTH: VALIDITY

THE MORTGAGE AND THE MORTGAGE AGREEMENT SHALL REMAIN IN FORCE FOR AN UNDETERMINED PERIOD UNTIL THE DATE ON WHICH ALL AND EACH OF THE GUARANTEED OBLIGATIONS ARE PAID AND FULFILLED.

ONCE ALL THE GUARANTEES OBLIGATIONS HAVE BEEN PAID, THE GUARANTEED CREDITOR UNDERTAKES TO CARRY OUT ALL THE ACTS AND SUBSCRIBE ALL PUBLIC AND PRIVATE DOCUMENTS THAT ARE REASONABLY NECESSARY TO REGISTER THE MORTGAGE CANCELLATION IN PUBLIC RECORDS WITHIN FIVE (5) BUSINESS DAYS FROM REQUESTED IN WRITING BY CAMPOSOL.

SEVENTEENTH: STATEMENT

IN THE EVENT THAT SOME OF THE CLAUSES OF THIS AGREEMENT OR A PART OF SAME IS DECLARED NULL, NON-OBLIGATORY OR NOT ENFORCEABLE BY A GOVERNMENT AUTHORITY, THAT STATEMENT OF INVALIDITY, NON OBLIGATION OR UNENFORCEABILITY, IS ONLY CONSIDERED BY A GOVERNMENT AUTHORITY, THIS STATEMENT OF INVALIDITY, NON OBLIGATION OR UNENFORCEABILITY

SHALL ONLY CONCERNED THIS CLAUSE OR PART OF THE CLAUSE, AND THEREFORE IT WILL NOT AFFECT THE VALIDIY, OBLIGATION AND POSSIBILITY OF THE EXECUTION OF THE OTHER PARTIES OF THIS CLAUSE AND/OR THE OTHER CLAUSES OF THIS AGREEMENT. IN THIS CASE, THE PARTIES ARE OBLIGED TO SUBSTITUTE, IN THE SHORTEST PERIOD, SUCH STIPULATION OR NULL, NON- OBLIGATION OR NON-ENFORCABLE PART BY ANOTHER LEGALLY IF IT IS AND THAT SATISFIES THE SAME INTEREST.

EIGHTEENTH: NOTICES

18.1 ANY NOTICE ADDRESSED TO THE PARTIES SHALL BE UNDERSTOOD VALIDLY DELIVERED IF IT IS IN WRITING AND IF: (I) IT IS PERSONALLY DELIVERED OR SENT BY COURIER OR OTHER; OR, (II) IS SENT BY FAX WITH THE RECEIPT CONFIRMATION; OR, (III) IT IS PERMITTED VIA POST, BY CERTIFIED MAIL, BY EMAIL (WITH RECEIPT CONFIRMATION) PREPAID ENVELOPE, TO THE ADDRESS INDICATED BELOW:

CONSTITUENT:

ADDRESS: AVENIDA EL DERBY 250, FLOOR 4, URBANIZATION EL DERBY OE MONTERRICO, DISTRICT OF SANTIAGO DE SURCO, PROVINCE AND DEPARTMENT OF LIMA

EMAIL: ACOLICHON@CAMPOSOL.COM.PE MOLIVERO@CAMPOSOL.COM.PE

IN CARE OF: ANDRES DANIEL COLICHON SAS / MILAGRITOS TATIANA OLIVERO GROPPE

BANK

ADDRESS: AVENIDA REPÚBLICA DE PANAMÁ 3055 DISTRICT OF SAN ISIDRO, DEPARMENT OF LIMA

EMAIL: JCVELASQUEZ@BBVA.COM

IN CARE OF: JOSE CARLOS VELASQUEZ

18.2 ANY CHANGE OF THE ABOVEMENTIONED INFORMATION SHALL BE COMMUNICATED IN WRITING TO THE OTHER PARTY WITH NO LESS THAN TEN (10) CALENDAR DAYS IN ADVANCE; OR, THE COMMUNICATIONS SENT TO THE ADDRESSES OR FACSIMILE MENTIONED IN THIS CLAUSE SHALL BE CONSIDERED CORRECTLY.

NINTH: INTERPRETATION OF THE AGREEMENT

THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE RULES AND PRINCIPLES OF INTERPRETATION MENTIONED IN THE APPLICABLE LAWS, TAKING INTO CONSIDERATION THAT IT IS THE WILL OF THE PARTIES.

19.1 IN NO CASE THE APPLICATION OF THE INTERPRETATION RULES ESTABLISHED IN THIS CLAUSE MAY EXTEND OR LIMIT, IN ANY WAY, THE RIGHTS AND OBLIGATIONS ESTABLISHED FOR THE CONSTITUENT AND THE GUARANTEED CREDITOR IN THE LOAN DOCUMENTS.

19.2 THE HEADINGS AND TITLES USED IN EACH CLAUSE ARE ONLY REFERENTIAL AND HAVE NO EFFECT FOR THE INTERPRETATION OF THE CONTENT AND SCOPE OF THIS AGREEMENT.

19.3 THE TERMS IN SINGULAR INCLUDE PLURAL AND THE TERMS IN PLURAL INCLUDES SINGULAR, EXCEPT FOR THE CASES MENTIONED IN THE SPECIFIC MEANING FOR THE SINGULAR AND PLURAL, WHICH SHOULD BE INTERPRETED STRICTLY AS DEFINITIONS.

19.4 THE WORDS REFERRING TO THE MALE OR FEMALE GENDER INCLUDE THE CORRESPONDING OPPOSITE GENDER

19.5 THE WORDS “INCLUDE” AND “INCLUDING” SHOULD BE CONSIDERED TO BE FOLLOWED BY THE WORDS “WITHOUT BEING LIMITED TO”

19.6 ALL THE REFERENCES IN THIS AGREEMENT TO AN ITEM, CLAUSE OR SECTION MAKE REFERENCE TO THE CLAUSE, ITEM OR CORRESPONDING SECTION THEREOF. THE REFERENCES IN THIS AGREEMENT TO A CLAUSE INCLUDE ALL THE ITEMS AND PARAGRAPHS AND/OR SUBPARAGRAPHS.

19.7 THE REFERENCES TO THE CLAUSES, ITEMS, SECTIONS, SUBPARAGRAPHS, ATTACHED DOCUMENTS, APPENDIXES AND OTHER ACTS OR AGREEMENTS DIFFERENT TO THIS AGREEEMENT SHOULD BE CONSIDERED THAT INCLUDE ALL THE AMENDMENTS, EXTENSIONS, OR CHANGES.

19.8 THE APPENDIXES OF THIS AGREEMENT ARE PART OF THIS DOCUMENT.

TWENTIETH: APPLICABLE LAW

BEING THE PROPERTY AND THE ASSETS THAT MAKE UP THE PRODUCTION UNIT LOCATED IN THE REPUBLIC OF PERU, THE PARTIES AGREE THAT THIS MORTGAGE AGREEMENT AND THE CREATION, EXTENSION AND EXTINCTION OF THE REAL RIGHTS CREATED BY THIS AGREEMENT ARE SUBJECT TO THE LAWS OF THE REPUBLIC OF PERU, IT SHALL BE UNDERSTOOD THAT THIS INCLUDES ALL THE LAWS, LEGAL STANDARDS, RULES, REGULATIONS OR DECREES IN THE REPUBLIC OF PERU, AS THESE ARE IN FORCE ON THE DATE OF SUBSCRIPTION OF THIS AGREEMENT AND MAY BE INTERPRETED IN FUTURE

TWENTY-FIRST: JURISDICTION

THE PERUVIAN COURTS ARE COMPETENT TO KNOW THE JUDGMENTS IN WHICH ACTIONS ARE HEARD, IN WHICH THE REAL RIGHTS CONSTITUTED ON THE MORTGAGE ARE PROCEEDED PURSUANT TO THE PROVISIONS OF ITEM 1 OF ARTICLE 2058 OF THE CIVIL CODE.

ANY DISPUTE OR CLAIM ARISES OR RESULTS FROM THIS AGREEMENT AS WELL AS ITS EXECUTION AND FULFILLMENT SHALL BE SUBMITTED TO JURISDICTION OF THE JUDGES AND COURTS OF THE JUDICIAL DISTRICT OF CERCADO DE LIMA, LIMA, PERU.

TWENTY-SECOND: GENERAL PROVISIONS

22.1 THIS AGREEMENT MAY ONLY BE MODIFIED OR RESOLVED AND THIS MORTGAGE MAY ONLY BE ENDED BY EXPRESS AND WRITTEN AGREEMENT BY THE PARTIES GRANTED WITH THE FORMALITIES ESTABLISHED BY THE APPLICABLE LAWS AND REGISTERED IN THE CORRESPONDING PUBLIC REGISTRY

22.2 THE BORROWER IS PROHIBITED FROM ASSIGNING, TOTALLY OR PARTIALLY, ITS RIGHTS AND ITS CONTRACTUAL POSITION IN THIS AGREEMENT IN FAVOUR OF THIRD PARTIES WITH THE PRIOR EXPRESS AND WRITTEN AUTHORIZATION OF THE GUARANTEED CREDITOR, NOTWITHSTANDING THE FOREGOING, THROUGH THIS AGREEMENT, THE BORROWER EXPRESSLY AND IN ADVANCE AGREES TO ANY ASSIGNMENT OF RIGHTS OR CONTRACTUAL POSITION THAT THE GUARANTEED CREDITOR MAKES OR COULD MAKE IN FAVOR OF THIRD PARTIES, PROVIDED THAT IT IS CARRIED OUT IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE LOAN AGREEMENT.

22.3 ALL THE NOTARY AND REGISTRY EXPENSES OF THE PUBLIC DEED THAT THIS DOCUMENT ORIGINATES AND ITS REGISTRATION IN THE CORRESPONDING PUBLIC REGISTRY SHALL BE ASSUMED BY THE BORROWER, INCLUDING A CERTIFIED COPY OF THE PUBLIC DEED FOR THE GUARANTEED CREDITOR. THE BORROWER SHALL REIMBURSE THE GUARANTEED CREDITOR ANY RECORDED JUDICIAL EXPENSE INCURRED WITH THE PURPOSE OF KEEPING AND FORECLOSING THE MORTGAGE

FOR THESE PURPOSES, CAMPOSOL ONLY AUTHORIZES AND INSTRUCTS IN AN IRREVOCABLE WAY THE BANK TO DEBIT DIRECTLY FROM ITS ACCOUNTS IN THE

BANK OR IN ANY OTHER BANK, THE AMOUNT OF THE JUDICIAL EXPENSE MENTIONED IN THE PREVIOUS PARAGRAPH. IN THE EVENT THAT IN THE ABOVE-MENTIONED BANK ACCOUNTS THERE ARE NOT SUFFICIENT FUNDS TO CHARGE THE AMOUNT OF JUDICIAL EXPENSES, CAMPOSOL AUTHORIZES THE GUARANTEED CREDITOR TO, AT ITS CHOICE AND THROUGH ANY OF ITS RELATED COMPANIES OVERDRAW ANY OF ITS CURRENT ACCOUNTS OR CHARGE AT ANY TIME AND IN ANY OTHER ACCOUNTS THAT CAMPOSOL KEEPS IN THE BANK, IN THE COMPANIES RELATED TO THE BANK AND/OR IN ANY OTHER BANK SAID AMOUNT.

MR. NOTARY PUBLIC, PLEASE ADD THE CLAUSES OF LAW AND INSERT THESE DOCUMENTS IN THE RESPECTIVE REGISTRY.

LIMA, NOVEMBER 12, 2019

SIGNED BY CAMPOSOL S.A. – ANDRES DANIEL COLICHON SAS

SIGNED BY CAMPOSOL S.A. – MILAGRITOS TATIANA OLIVERO GROPPO

SIGNED BY BANCO BBVA PERU – FRANK ERICK BABARCZY RODRIGUEZ

SIGNED BY BANCO BBVA PERU – JAVIER ALBERTO BALBIN BUCKLEY

AUTHORIZED BY: MARTIN ARUMBURU VIVAS, ATTORNEY-AT-LAW CAL 72987

APPENDIX I

PRODUCTION UNIT

THE PRODUCTION UNIT CONSTITUTED BY THE PROPERTY AND ASSETS IS LOCATED IN THE FOLLOWING REAL ESTATE:

•	LOCATION: NEW REAL ESTATE – SAN VICENTE DE HUANGALÁ, DISTRICT AND PROVINCE OF SULLANA, AND DEPARTMENT OF PIURA, NAMED FUNDO AGRO ALEGRE

•	IT INCLUDES A BUILDING UNIT WITH PLAT RECORD N° 27771, WITH A TOTAL AREA OF 560.8291 HECTARES.

•

BOUNDARIES: BROKEN LINE, SIDE 1-2, LONG 550 MIL, N-E EAST, BORDERED WITH CHIRA CHANNEL PIURA; STRAIGHT LINE 2-3, LONG 2840 ML, N-E ORIENTATION, BORDERED WITH ABANDONED TERRAINS OF THE STATE; BROKEN LINE, SIDE 3-4, LONG 1070 ML, N-E EAST, BORDRED WITH ABANDONED TERRAINS OF THE STATE; STRAIGHT LINE, SIDE 4- LONG 630, N-E EAST, BORDERED WITH ABANDONED TERRAINS OF THE STATE, BROKEN LINE, SIDE 5-6 LON 370 ML, N-E EAST, BORDERED WITH

ABANDONED TERRAINS OF THE STATE; STRAIGHT LINE, SIDE 6-7, LONG 170 ML, S-W EAST, BORDERRED WITH PLAT RECORD N°40001; STRAIGHT LINE, SIDE 7-8, LONG 430 ML, S-E EAST, BORDERED WITH PLAT RECORD N°40001; BROKEN LINE, SIDE 8-9, LONG 1010 ML, S-W EAST, BORDERED WITH PLAT RECORD N°40015, 40016 AND 40017/PATH; STRAIGHT LINE, SIDE 1280, S-W EAST, BORDERED WITH PLAT RECORD N° 40015, 40022 AND 40026/PATH; STRAIGHT LINE, SIDE 11-12, LONG 800 ML., N-W EAST, BORDERED WITH ASSOCIATION VICTOR RAUL HAYA DE LA TORRE; BROKEN LINE, SIDE 13-1, LONG 2140 ML., N-W EAST, BORDERED WITH ASSOCIATION VICTOR RAUL HAYA DE LA TORRE.

•	REGISTRATION ENTRY: THE PROPERTY IS REGISTERED IN THE REGISTRATION ENTRY N° 04013278 (PREVIOUSLY FILE N° 017706) OF THE REGISTRY OFFICE OF SULLANA, REGISTRATION AREA 1 - PIURA HEADQUARTERS

•	OWNER: CAMPOSOL S.A.

•	CHARGES AND ENCUMBRANCES: WITHOUT CHARGES OR ENCUMBRANCES.

THE ASSETS THAT ARE PART OF THE PRODUCTION UNIT, WHICH IS USED FOR AGRICULTURAL PURPOSES, ARE:

•	COMPLEMENTARY WORKS:

THE PROPERTY HAS A PREMIX WAREHOUSE, HAZARDOUS WASTE WAREHOUSE, HAZARDOUS MATERIAL WAREHOUSE, EQUIPMENT WAREHOUSE, PRE-PACKING AREA, WAREHOUSE, THREE ROOMS OF ELECTRONICAL BOARD FOR EACH RESERVOIR, PUMP STATION, POWER STATION, WORKSHOPS, THREE LINE FILTER (ONE IN EACH RESERVOIR), MEDICAL UNIT ZONE, AGRICULTURAL SERVICE OFFICE AND BATHROOM, HUMAN RESOURCES OFFICE, LACTARIUM, MANTO, PRODUCTION, SUPERINTENDENT AND MANAGER’ OFFICE WITH BATHROOMS, IRRIGATION OFFICE, KITCHEN, LIVING ROOM, MEETING ROOMS, BATHROOMS, SAMPLE DRAWING, SECURITY EQUIPMENT WAREHOUSE, HOUSING (KITCHENET, TWO BEDROOMS, TWO BEDROOMS WITH BATHROOMS, LADIES AND MALES BATHROOMS, SECURITY EQUIPMENT WAREHOUSE, PREMIX WAREHOUSE, TWO CONTROL BOOTH AND A BALANCE ROOM.

IRRIGATION SYSTEM THAT INCLUDES WATER, PUMPS, DISTRIBUTION PIPES, FILTER SYSTEM, HOSES, VALVES, CONTROL ELEMENTS AND IRRIGATION EMITTER.

PIPE RACK

DIFFERENT GRAPE PLANTATIONS (EXCEPT FOR THOSE MENTIONED IN APPENDIX III)

•	LICENSES

LICENSE FOR USE OF SURFACE WATER FOR THE IRRIGATION BLOCK MARAN SANTA ROSA WITH AGRICULTURAL PURPOSES: DIRECTOR’S RESOLUTION N°533-2014-ANA-AAA-JZ-V DATED MAY 6, 2014 ISSUED BY THE NATIONAL AUTHORITY OF WATER.

•	REALISABLE VALUE

US$12’093,746.90 (TWELVE MILLION NINETY-THREE THOUSAND SEVEN HUNDRED FORTY-SIX AND 90/100 DOLLARS)

APPENDIX II

EXPERT APPRAISER

1.	BRASCHI

2.	PROVALUA

3.	QUANTUM

4.	LAYSECA

5.	JALVO

6.	OUTSOURCING

7.	VALOR INMUEBLE

8.	ACCORP

9.	CESAR ARROYO

10.	BC APPRAISALS

11.	TINSA

APPENDIX III

ASSETS EXCLUDED OF THE MORTGAGE

ID	INTERNAL NUMBERING	AREA CULTIVATED HA	TOTAL PLANTS	RANGE OF GRAPES	DATE OF PLANTING	PLANTING VALUE US$
1	801	48.89	81,451	SWEET GLOBE	07/2017	2,112,175.73
2	804	14	23,324	ALLISON	07/2017	604.836.58
3	805A	36.94	61,542	TIMCO	01/2016	1,626,675.53
4	806B	24.09	40,134	M. BEAUTY	10/2017	1,040,750.94
5	806A	1.15	1,916	S ENCHATMENT	03/2016	50,640.95
6	806C	3.000	4,998	SABLE	12/2015	132,106.84
7	806D	1.500	2,449	CANDY SNAPS	11/2017	64,803.92
8	808A	8.000	13,328	SABLE	09/2016	352,284.90
9	808B	1.660	2,766	SWEET YOY	06/2016	73,099.12
10	809A	27.910	46,498	SABLE	01/2018	1,205,784.91
11	810A	3.820	6,364	SABLE	09/2018	155,487.80
12	807	35.190	58,627	M. BEAUTY	07/2018	1,432,360.12
13	810	18.120	30,188	M. BEAUTY	09/2018	737,549.46
14	800	33.030	55,028	SWEET GLOBE	07/2018	1,344,440.32
15	808	22.760	37,918	M. BEAUTY	09/2018	926,414.22
16	800A	18.240	30,388	SUGAR CRISP	08/2018	742,433.89
17	801D	3.690	6,148	SWEET GLOBE	08/2018	150,196.33
18	810B	5.660	9,430	SWEET SAPPHIRE	08/2018	230,382.45

TOTAL		307.650				12,982,424.00

KARDEX 71129

CERTIFIED COPY

ALFREDO ZAMBRANO RODRIGUEZ, ATTORNEY-AT-LAW, NOTARY IN AND FOR LIMA; DOES HEREBY CERTIFY THAT I HAVE SEEN THE BOOK NAMED “ACTS OF ANNUAL SHAREHOLDERS MEETING AND BOARD OF DIRECTORS MEETING N°4” OF CAMPOSOL S.A. CARRIED OUT BY THE FORMALITIES AND DULY AUTHENTICATED BEFORE THE PUBLIC NOTARY IN AND FOR LIMA, ALFREDO PAINO SCARPATI, UNDER N°074019 DATED OCTOBER 19, 2016 AND HAVE VERIFIED THAT FROM PAGES 146 TO 149, IT IS EXTENDED THE GENERAL SHAREHOLDERS MEETING OF CAMPOSOL S.A. DATED SEPTEMBER 30, 2019, WHOSE TEXT THAT I AM REQUESTED TO ENTER IS THE FOLLOWING:

GENERAL SHAREHOLDERS MEETING OF CAMPOSOL S.A.

IN LIMA, AT 9:00 AM ON SEPTEMBER 30, 2019 FROM IN AVENIDA EL DERBY 250, FLOOR 4, SANTIAGO DE SURCO, THE GENERAL SHAREHOLDERS MEETING OF CAMPOSOL S.A. (THE “SOCIETY”) WAS REUNITED WITH THE ATTENDANCE OF THE FOLLOWING SHAREHOLDERS:

•	BLACKLOCUST S.A.C, HOLDER OF 509’703,596 REGISTERED SHARES WITH VOTING SHARE, FULLY SIGNED AND PAID, REPRESENTED BY ALEJANDRO LEONCIO ARRIETA PONGO (NATIONAL IDENTITY CARD N° 43945131)

•	MADOCA CORP. S.A.C, HOLDER OF 79’060,104 REGISTERED SHARES WITH VOTING SHARE, FULLY SIGNED AND PAID, REPRESENTED BY ALEJANDRO LEONCIO ARRIETA PONGO (NATIONAL IDENTITY CARD N° 43945131)

•	SIBOURE HOLDINGS S.A.C, HOLDER OF 54’590,940 REGISTERED SHARES WITH VOTING SHARE, FULLY SIGNED AND PAID, REPRESENTED BY ALEJANDRO LEONCIO ARRIETA PONGO (NATIONAL IDENTITY CARD N° 43945131)

TOTAL OF SHARES 643’354.640

BY UNANIMOUS AGREEMENT ALEJANDRO LEONCIO ARRIETA PONGO ACTED AS CHAIRMAN, AND ÁLVARO CARRASCO BENAVIDES AS SECRETARY, PARTICULARLY DESIGNATED AS SUCH FOR THIS SESSION.

THE CHAIRMAN STATED THAT ALL THE SHAREHOLDERS OF THE COMPANY WERE PRESENT, AND THERE WAS A UNANIMOUS WILL TO HOLD THIS GENERAL SHAREHOLDERS MEETING (THE “BOARD”) TO DEAL WITH THE MATTERS SET FORTH HEREIN. IN THAT RESPECT AND IN ACCORDANCE WITH THE PROVISIONS ESTABLISHED IN ARTICLE 120 OF THE GENERAL COMPANIES ACT, THE PRESIDENT DECLARED THE GENERAL MEETING VALIDLY AND UNIVERSALLY CONVENED AND THE DECISIONS PROVED.

IT IS ESTABLISHED AS AGENDA OF THIS BOARD THE FOLLOWING:

AGENDA

1.	APPROVAL OF BANK FINANCING

2.	GRANTING OF POWERS TO SIGN THE FINANCING DOCUMENTS

THE FOLLOWING ITEMS OF THE AGENDA WERE DISCUSSED THEREON:

1.	APPROVAL OF BANK FINANCING

THE PRESIDENT EXPLAINED TO THE BOARD THAT THE COMPANY WAS NEGOTIATING WITH THE BBVA PERU BANK (THE “BANK”) THE GRANTING OF FINANCING IN FAVOUR OF THE COMPANY FOR AN AMOUNT OF UP TO US$20’000,000.00 (TWENTY MILLION AND 00/100 DOLLARS OF THE UNITED STATES OF AMERICA) (THE “FINANCING”) THIS FINANCING WOULD BE GRANTED UNDER THE TERMS OF A LOAN AGREEMENT UNDER PERUVIAN LAW THAT THE COMPANY AND THE BANK HAD BEEN NEGOTIATING (THE “LOAN AGREEMENT”) WHICH WOULD BE GUARANTEED BY A (1) MORTGAGE ON THE PRODUCTION UNIT MADE UP OF THE PROPERTY REGISTERED IN THE REGISTRATION ENTRY N° 04013278 (PREVIOUSLY FILE N°017706) OF THE REGISTRY OF PROPERTIES OF THE REGISTRY OFFICE OF SULLANA, REGISTRATION AREA 1 - PIURA HEADQUARTERS AND CERTAIN ASSETS LOCATED IN THE AFOREMENTIONED PROPERTY OWNED BY THE COMPANY (THE “MORTGAGE”) AND OTHER REAL GUARANTEES SUCH AS MORTGAGES AND TRUSTS ON ASSETS (THE “ADDITIONAL GUARANTEES”) THAT ARE NECESSARY ACCORDING TO THE REQUIREMENT OF THE BANK: (II) A BOND GRANTED BY MARINASOL UNDER PERUVIAN LAW (THE “BOND OF MARINASOL”) AND (III) A BOND GRANTED BY CAMPOSOL COLOMBIA S.A.S UNDER COLOMBIAN LAW (THE “BOND OF CAMPOSOL COLOMBIA”).

LIKEWISE, WITHIN THE FRAMEWORK OF THE LOAN AGREEMENT, CAMPOSOL SHALL ISSUE AN INCOMPLETE PROMISSORY NOTE (THE

“PROMISSORY NOTE”) TOGETHER WITH THE FILLING AGREEMENT (THE “FILLING AGREEMENT”) AND TOGETHER WITH THE LOAN AGREEMENT, THE MORTGAGE, THE ADDITIONAL GUARANTEES, THE PROMISSORY NOTE, THE CAMPOSOL COLOMBIA BOND AND MARINASOL BOND (THE “FINANCING DOCUMENTS”)

IN ACCORDANCE WITH THE ABOVEMENTIONED INFORMATION, THE PRESIDENT INDICATED THAT IT WAS CONVENIENT FOR THE BOARD TO APPROVE THE OBTAINING OF FINANCING, THE MORTGAGE CONSTITUTION AND THE ADDITIONAL GUARANTEES AND THE SUBSCRIPTION BY THE COMPANY OF THE FINANCING DOCUMENTS AS WELL AS ANY OTHER PUBLIC OR PRIVATE DOCUMENT THAT IS COMPLEMENTARY TO SAID FINANCING DOCUMENTS AND/OR THAT IS NECESSARY TO IMPLEMENT THE FINANCING.

AFTER DELIBERATING ON THE MATTER, THE BOARD APPROVED UNANIMOUSLY THE OBTAINING OF FINANCING TO THE CONSTITUTION OF THE MORTGAGE AND THE ADDITIONAL GUARANTEES THAT ARE CONSIDERED NECESSARY TO GUARANTEE THE FINANCING AS WELL AS ANY OTHER PUBLIC OR PRIVATE DOCUMENT THAT IS COMPLEMENTARY TO SAID FINANCING DOCUMENTS AND/OR THAT IS NECESSARY TO IMPLEMENT THE FINANCING.

2.	GRANTING OF POWERS TO SIGN THE FINANCING DOCUMENTS

AS A RESULT OF THE AGREEMENT IN THE PREVIOUS PARAGRAPH, THE PRESIDENT INDICATED THAT IT WAS CONVENIENT FOR THE INTERESTS OF THE COMPANY TO GRANT, EXPRESSLY AND TO THE GREATEST EXTENT POSSIBLE, TO ANDRÉS DANIEL COLICHON SAS, IDENTIFIED BY NATIONAL IDENTITY CARD N° 07866431, MILAGRITOS TATIANA OLIVERO GROPPO, IDENTIFIED BY NATIONAL IDENTITY CARD N° 09533596, ALEJANDRO LEONCIO ARRIETA PONGO, IDENTIFIED BY NATIONAL IDENTITY CARD N° 43945131, AND ÁLVARO CARRASCO BENAVIDES, IDENTIFIED BY NATIONAL IDENTITY CARD N° 44127399, THE POWERS THAT ARE NECESSARY, ACTING JOINTLY, ON BEHALF OF THE COMPANY TO EXERCISE THE FOLLOWING POWERS WITHOUT LIMITATION OF ANY KIND.

A.	TO NEGOTIATE, ENTER INTO, SIGN, EXECUTE, SUBMIT, SUBMIT, CONSTITUTE, GRANT, STIPULATE TERMS AND CONDITIONS, SET THE

APPLICABLE LAW THE FORM OF THE CONFLICT RESOLUTION (INCLUDING THE ARBITRATION) OF THE FINANCING DOCUMENTS AND TO SIGN ANY CLARIFICATION, AMENDMENT OR PRECISION OF SAID FINANCING DOCUMENTS AS WELL AS ANY OTHER PRIVATE OR PUBLIC DOCUMENT THAT IS COMPLEMENTARY TO SAID FINANCING DOCUMENTS AND/OR THAT IS NECESSARY TO IMPLEMENT THE FINANCING.

B.

TO NEGOTIATE, ENTER INTO, SIGN, EXECUTE, ISSUE AND SEND ANY AGREEMENT, DECISION OR TREATY (THROUGH A PUBLIC OR PRIVATE INSTRUMENT), AND ISSUE, SIGN AND SUBMIT TO ANY PERSON OR AUTHORITY IN ANY COUNTRY ALL TYPES OF CERTIFICATION AND DOCUMENT RELATED TO FINANCING AND OTHER FINANCING DOCUMENTS.

C.

TO CARRY OUT ANY ACT NECESSARY OR CONVENIENT FOR THE IMPLEMENTATION OF THE FINANCING AND TO MAKE OR ORDER THE OFFICIALS OF ANY BANKING ENTITY TO MAKE THE PAYMENTS THAT ARE NECESSARY OR CONVENIENT TO CELEBRATE AND COMPLY WITH THE ACTS, TREATIES, AGREEMENTS AND DECISIONS MENTIONED IN THE PREVIOUS ITEMS INCLUDING THE FINANCING DOCUMENTS.

D.

TO FORMALIZE AND IMPROVE THE FINANCING DOCUMENTS, BEING ABLE TO SIGN ALL KINDS OF PUBLIC AND PRIVATE DOCUMENTS WITH AND BEFORE ALL THE NECESSARY AND PERTINENT PUBLIC AND PRIVATE ENTITIES, INCLUDING BUT NOT BEING LIMITED TO, ANY WRITTEN CERTIFICATION, PUBLIC DEEDS (INCLUDING CLARIFICATIONS) AND ANY OTHER PRIVATE OR PUBLIC DOCUMENT REQUIRED FOR REGISTRATION OF THE MORTGAGE AND ADDITIONAL GUARANTEES IN THE CORRESPONDING PUBLIC RECORDS.

E.	TO MAKE THE NECESSARY AND CONVENIENT PAYMENTS TO CARRY OUT THE TASKS MENTIONED IN THE PREVIOUS ITEMS.

AFTER DELIBERATING ON THE MATTER, THE BOARD APPROVED UNANIMOUSLY TO AUTHORIZE THE GRANTING OF POWERS THAT ARE CONSIDERED NECESSARY IN FAVOUR OF ANDRES DANIEL COLICHON SAS, IDENTIFIED BY NATIONAL IDENTITY CARD N° 07866431, MILAGRITOS TATIANA OLIVERO GROPPO, IDENTIFIED BY NATIONAL IDENTITY CARD N° 09533596, ALEJANDRO LEONCIO ARRIETA PONGO, IDENTIFIED BY NATIONAL IDENTITY CARD N° 43945131, AND ÁLVARO CARRASCO BENAVIDES, IDENTIFIED BY NATIONAL IDENTITY CARD N° 44127399,

THE POWERS THAT ARE NECESSARY, ACTING JOINTLY, TO SIGN ALL THE DOCUMENTS AND EXECUTE THE ACTS MENTIONED BY THE PRESIDENT IN THIS BOARD RELATED TO THE FINANCING DOCUMENTS, INCLUDING BUT NOT BEING LIMITED, THE NEGOTIATION AND SUBSCRIPTION ON BEHALF OF THE COMPANY OF THIS FINANCING DOCUMENTS.

AT 10:00 AM AND WITHOUT OTHER MATTER TO DISCUSS, THE GENERAL SHAREHOLDERS MEETING WAS CONCLUDED AFTER THE PRESENT ACT HAD BEEN EXTENDED, READ AND UNANIMOUSLY APPROVED, WHICH WAS SIGNED IN AGREEMENT BY ALL THOSE PRESENT.

/s/ ALEJANDRO LEONCIO ARRIETA PONGO – ALEJANDRO LEONCIO ARRIETA PONGO – PRESIDENT

AND REPRESENTATIVE OF BLACKLOCUST S.A.C, SIBOURE HOLDINGS S.A.C AND MADOCA CORP S.A.C.

/s/ – ALVARO CARRASCO BENAVIDES – SECRETARY

CERTIFICATION

ALEJANDRO LEONCIO ARRIETA PONGO, IDENTIFIED BY NATIONAL IDENTITY CARD N° 07866431, AS REPRESENTATIVE OF SHAREHOLDERS OF CAMPOSOL S.A. IN COMPLIANCE WITH THE FIRST PROVISION OF THE SUPREME DECREE N° 006-2013 (ILLEGIBLE) DOES HEREBY CERTIFY THAT THE PERSON THAT APPEARED AS SHAREHOLDER IN THE INTRODUCTION OF THIS ACT ARE EFFECTIVELY SUCH AND/OR THAT THE SIGNATURES BELONGED TO THE REPRESENTATIVES.

LIMA, SEPTEMBER 30, 2019.

/s/ – ALEJANDRO LEONCIO ARRIETA PONGO - NATIONAL IDENTITY CARD N°07866431

I DO HEREBY CERTIFY THAT THE ABOVEMENTIONED SIGNATURES BELONGED TO ALEJANDRO LEONCIO ARRIETA PONGO, IDENTIFIED BY NATIONAL IDENTITY CARD N° 07866431, WHO ACTS ON BEHALF OF CAMPOSOL S.A., ACCORDING THE TO ELECTRONIC ENTRY N° 11009728 OF THE REGISTRY OF LEGAL PERSON OF THE PUBLIC RECORDS OF LIMA.

THE SAME THAT IS LEGALIZED UNDER ARTICLE 108 OF THE NOTARIES’ LAW. IT IS CERTIFIED THE SIGNATURE BUT NOT THE CONTENT OF THE DOCUMENT.

I ATTEST.

LIMA, NOVEMBER 6, 2019

SEAL: NOTARIA ZAMBRANO – LOS RUISEÑORES 206 (OVALO DE SANTA ANITA) SANTA ANITA – LIMA 43, 362-4545-AZRAZR

/s/- ALFREDO ZAMBRANO RODRIGUEZ – NOTARY IN AND FOR LIMA

A SEAL: NOTARY ASSOCIATION OF LIMA – NIHIL*PRIUS*FIDE

THIS IS THE ORIGINAL ACT WHICH I HAVE HAD AT THE SIGHT TO WHICH I SEND IF NECESSARY AND AT THE REQUEST OF THE INTERESTED PARTY ISSUED THIS CERTIFIED COPY IN THE CITY OF LIMA ON THE SEVEN DAYS OF THE MONTH OF NOVEMBER 2019, AT PROTECTION OF THE PROVISIONS MENTIONED IN ARTICLE 10 OF THE NOTARIES’ LAW.

CONCLUSION

AFTER THE FORMALIZATION OF THE INSTRUMENT, THE GRANTORS WERE ADVISED BY READING OF ITS PURPOSE, WARNING THEM OF THE LEGAL EFFECTS OF THE INSTRUMENT, DECLARING TO KNOW THE BACKGROUND AND/OR TITLES THAT ORIGINATE THIS DOCUMENT. RATIFYING THE CONTENT OF THE SAME: KNOW ITS IDENTITIES AND RECOGNIZE THE SIGNATURES OF THE DOCUMENT.

ARTICLE 59, SUBSECTION K OF THE LEGISLATIVE DECREE OF THE NOTARY’S OFFICE

THE NOTARY IN AND FOR LIMA CERTIFIES THAT IT HAS CARRIED OUT THE MINIMUM CONTROL ACTIONS AND ACTED WITH DUE DILIGENCE IN PREVENTION OF MONEY LAUNDERING, WARNING THE PARTIES, THE RESPONSIBILITY THAT ACHIEVES THEM RELATED TO ILLICIT ORIGIN OF MONEY, FUNDS, PROPERTIES AND OTHER ASSETS RELATED IN THIS TRANSACTION, AS WELL AS THE METHODS OF PAYMENT USED, DECLARING UNDER OATH THOSE GRANTORS THAT HAVE MADE A DISPOSITION OF THESE IN THIS PUBLIC DEED, THAT THE ORIGIN OF THEM, IF ANY, AS WELL AS THE MEANS OF PAYMENTS ARE OF LEGAL ORIGIN. THE NOTARY CERTIFIES (I) TO HAVE COMPLIED WITH THE OBLIGATIONS REFERRED TO THE VERIFICATION OF THE DECLARATION OF FINAL BENEFICIARY IN ACCORDANCE WITH THE LEGISLATION ON THE MATTER, WHEN APPLICABLE, AND (II) THAT TO DATE, THE SUNAT HAS NOT IMPLEMENTED THE VIRTUAL ACCESS REFERRED TO IN ARTICLE 9 OF LEGISLATIVE DECREE N ° 1372.

ARTICLE 59, SUBSECTION B OF THE LEGISLATIVE DECREE OF THE NOTARY’S OFFICE

THE GRANTORS GIVE THEIR EXPRESS CONSENT FOR THE PROCESSING OF PERSONAL DATA AND THE PURPOSE THAT SHALL BE GIVEN IN ACCORDANCE WITH THE PROVISIONS ESTABLISHED BY LAW 20733 AND ITS REGULATIONS.

THIS PUBLIC DEED STARTS AT PAGE SERIES B 9401338 AND ENDS AT PAGE SERIES B No. 9401345; HAVING CONCLUDED THE SIGNATURES PROCESS ON NOVEMBER 12, 2019. I ATTEST

/s/ ANDRES DANIEL COLICHON SAS – BY CAMPOSOL (SIGNATURE AND FINGERPRINT: NOVEMBER 12, 2019)

/s/ MILAGRITOS TATIANA OLIVERO GROPPO – BY CAMPOSOL (SIGNATURE AND FINGERPRINT: NOVEMBER 12, 2019)

/s/ FRANK ERICK BABARCZY RODRIGUEZ – BY BBVA PERU BANK (SIGNATURE AND FINGERPRINT: NOVEMBER 12, 2019)

/s/ JAVIER ALBERTO BALBIN BUCKLEY – BY BBVA PERU BANK (SIGNATURE AND FINGERPRINT: NOVEMBER 12, 2019)

/s/ EDUARDO LAOS DE LAMA – NOTARY IN AND FOR LIMA.

AT THE REQUEST OF THE INTERESTED PARTY, I ISSUE THIS CERTIFIED COPY, THE SAME AS AGREED WITH THE MAIN COPY WHICH I ATTEST AND TO WHICH I REFER IF NECESSARY.

THE DATE AND PAGE OF THE NOTIFICATION APPEARED ON THE TRANSCRIPT THAT PRECEDES IN ACCORDANCE WITH THE PROVISIONS MENTIONED IN ARTICLE 86 OF THE LEGISLATIVE DECREE OF THE NOTARY’S LAW AND IS PROPERLY SUCCESSFUL AND AUTHORIZED BY THE NOTARY DOES HEREBY CERTIFY ACCORDING TO ARTICLE 83 OF THE NOTARY’S LAW.

LIMA, NOVEMBER 13, 2019

(SIGNED)	/s/ EDUARDO LAOS DE LAMA
NOTARY IN AND FOR LIMA
(SEAL)